                                                                      Exhibit 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-75640 of MotivePower Industries, Inc. on Form S-8 of our report dated June 11, 1999 appearing in this Annual Report on Form 11-K of the MotivePower Industries, Inc. Savings Plan for the year ended December 31, 1998.


/s/ Grossman Yanak & Ford LLP
-----------------------------
Grossman Yanak & Ford LLP
Pittsburgh, Pennsylvania
June 28, 1999




                                       14